Exhibit 10.1

THIRD AMENDMENT

THIS THIRD AMENDMENT (this “Amendment”) dated as of September 30, 2013 to the Credit Agreement referenced below is by and among ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Amended and Restated Credit Agreement dated as of December 31, 2012 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has recently formed a new wholly-owned subsidiary, Crossroads Regional Hospital, LLC, a Delaware limited liability company, which desires to acquire substantially all of the assets (the “Transaction”) of Bayou Health Care, L.L.C., d/b/a Crossroads Regional Hospital, a Louisiana limited liability company (“Seller”);

WHEREAS, the Seller has previously incurred Indebtedness of approximately $1,050,000, in the form of a U.S. Small Business Administration “504” Loan (the “SBA Loan”) made by Louisiana Capital Certified Development Company, Inc. to Seller, which Indebtedness is secured by Liens on all of the Seller’s assets and cannot be paid off until after consummation of the Transaction;

WHEREAS, Borrower has requested certain modifications to the Credit Agreement and the requisite Lenders have agreed to such modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments. The Credit Agreement is amended as follows:

2.1 Clause (v) of Section 8.01 is amended to read as follows:

(v) Liens securing obligations in an aggregate amount not to exceed $3,000,000 outstanding at any one time.

2.2 Clause (o) of Section 8.03 is amended to read as follows:

(o) Indebtedness in an aggregate amount not to exceed $3,000,000 outstanding at any one time.

3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors, the requisite Lenders and the Administrative Agent.

4. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5. Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ACADIA HEALTHCARE COMPANY, INC.,
a Delaware corporation

	By:	/s/ David Duckworth
	Name:	David Duckworth
	Title:	Chief Financial Officer

GUARANTORS:	ABILENE BEHAVIORAL HEALTH, LLC,
a Delaware limited liability company
ACADIA - YFCS HOLDINGS, INC., a Delaware corporation
ACADIA MANAGEMENT COMPANY, LLC, a Delaware limited liability company
ACADIA MERGER SUB, LLC, a Delaware limited liability company
ACADIANA ADDICTION CENTER, LLC, a Delaware limited liability company
AMICARE BEHAVIORAL CENTERS, LLC, a Delaware limited liability company
AMICARE CONTRACT SERVICES, LLC, a Delaware limited liability company
ASCENT ACQUISITION CORPORATION, an Arkansas corporation
ASCENT ACQUISITION CORPORATION—CYPDC, an Arkansas corporation
ASCENT ACQUISITION CORPORATION—PSC, an Arkansas corporation
BCA OF DETROIT, LLC, a Delaware limited liability company
BEHAVIORAL CENTERS OF AMERICA, LLC,a Delaware limited liability company
BEHAVIORAL HEALTH ONLINE, INC., a Massachusetts corporation
CASCADE BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company
CEDAR CREST CLINIC, a Texas non-profit corporation
CENTERPOINTE COMMUNITY BASED SERVICES, INC., an Indiana corporation
CHILD & YOUTH PEDIATRIC DAY CLINICS, INC, an Arkansas corporation
CHILDREN’S BEHAVIORAL SOLUTIONS, LLC,a Delaware limited liability company
COMMODORE ACQUISITION SUB, LLC,a Delaware limited liability company

	By:	/s/ David Duckworth
	Name:	David Duckworth
	Title:	Vice President and Treasurer

DELTA MEDICAL SERVICES, LLC, a Tennessee limited liability company
DETROIT BEHAVIORAL INSTITUTE, INC., a Massachusetts corporation
DMC-MEMPHIS, INC., a Tennessee corporation
FVRE, LLC, an Arkansas limited liability company
GENERATIONS BEHAVIORAL HEALTH—GENEVA, LLC, an Ohio limited liability company
GREENLEAF CENTER, LLC, a Delaware limited liability company
HABILITATION CENTER, INC., an Arkansas corporation
HEP BCA HOLDINGS CORP., a Delaware corporation
HERMITAGE BEHAVIORAL, LLC, a Delaware limited liability company
HMIH CEDAR CREST, LLC, a Delaware limited liability company
KIDS BEHAVIORAL HEALTH OF MONTANA, INC., a Montana corporation
LAKELAND HOSPITAL ACQUISITION CORPORATION, a Georgia corporation
LAKEVIEW BEHAVIORAL HEALTH SYSTEM LLC, a Delaware limited liability company
LINDEN BCA BLOCKER CORP., a Delaware corporation
MED PROPERTIES, INC., an Arkansas corporation
MEMORIAL HOSPITAL ACQUISITION CORPORATION, a New Mexico corporation
MILLCREEK MANAGEMENT CORPORATION, a Georgia corporation
MILLCREEK SCHOOL OF ARKANSAS, INC., an Arkansas corporation
MILLCREEK SCHOOLS INC., a Mississippi corporation
NORTHEAST BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
OHIO HOSPITAL FOR PSYCHIATRY, LLC, an Ohio limited liability company
OPTIONS COMMUNITY BASED SERVICES, INC., an Indiana corporation
OPTIONS TREATMENT CENTER ACQUISITION CORPORATION,an Indiana corporation
PEDIATRIC SPECIALTY CARE, INC., an Arkansas corporation
PHC MEADOWWOOD, INC., a Delaware corporation
PHC OF MICHIGAN, INC., a Massachusetts corporation
PHC OF NEVADA, INC., a Massachusetts corporation
PHC OF UTAH, INC., a Massachusetts corporation
PHC OF VIRGINIA, INC., a Massachusetts corporation
PINEY RIDGE TREATMENT CENTER, LLC, a Delaware limited liability company
PRC I, INC., a Delaware corporation
PSYCHIATRIC RESOURCE PARTNERS, INC.,a Delaware limited liability company
REBOUND BEHAVIORAL HEALTH, LLC,a South Carolina limited liability company
RED RIVER HOSPITAL, LLC, a Delaware limited liability company
REHABILITATION CENTERS, INC., a Mississippi corporation

By:	/s/ David Duckworth
Name:	David Duckworth
Title:	Vice President and Treasurer

RENAISSANCE RECOVERY, INC., a Massachusetts corporation
RESOLUTE ACQUISITION CORPORATION, an Indiana corporation

RIVERWOODS BEHAVIORAL HEALTH, LLC,
a Delaware limited liability company
ROLLING HILLS HOSPITAL, INC., an Oklahoma corporation
ROLLING HILLS PROPERTIES, INC., an Oklahoma corporation
RTC RESOURCE ACQUISITION CORPORATION, an Indiana corporation
SBOF-BCA HOLDINGS CORPORATION, a Delaware corporation
SEVEN HILLS HOSPITAL, INC., a Delaware corporation
SHAKER CLINIC, LLC, an Ohio limited liability company
SONORA BEHAVIORAL HEALTH HOSPITAL, LLC,a Delaware limited liability company
SOUTHWESTERN CHILDREN’S HEALTH SERVICES, INC.,an Arizona corporation
SOUTHWOOD PSYCHIATRIC HOSPITAL, INC., a Pennsylvania corporation
STONE CREST CLINC, a Michigan non-profit corporation
SUCCESS ACQUISITION CORPORATION, an Indiana corporation
SUNCOAST BEHAVIORAL, LLC, a Delaware limited liability company
TBA TEXARKANA, L.L.C., a Texas limited liability company
TEN BROECK TAMPA, INC., a Florida corporation
TEN LAKES CENTER, LLC, a Delaware limited liability company
TEXARKANA BEHAVIORAL ASSOCIATES, L.C.,a Texas limited liability company
THE REFUGE, A HEALING PLACE, LLC, a Florida limited liability company
TK BEHAVIORAL, LLC, a Delaware limited liability company
VALLEY BEHAVIORAL HEALTH SYSTEM, LLC, a Delaware limited liability company
VERMILION HOSPITAL, LLC, a Delaware limited liability company
VILLAGE BEHAVIORAL HEALTH, LLC,a Delaware limited liability company
VISTA BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
WELLPLACE, INC., a Massachusetts corporation
YFCS HOLDINGS—GEORGIA, INC., a Georgia corporation
YFCS MANAGEMENT, INC., a Georgia corporation
YOUTH AND FAMILY CENTERED SERVICES OF FLORIDA, INC.,a Florida corporation
YOUTH AND FAMILY CENTERED SERVICES OF NEW MEXICO, INC.,a New Mexico corporation
YOUTH AND FAMILY CENTERED SERVICES, INC., a Georgia corporation

By:	/s/ David Duckworth
Name:	David Duckworth
Title:	Vice President and Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Christine Trotter
	Name:	Christine Trotter
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Suzanne B. Smith
	Name:	Suzanne B. Smith
	Title:	Senior Vice President

FIFTH THIRD BANK

	By:	/s/ William D. Priester
	Name:	William D. Priester
	Title:	Senior Vice President

CITIBANK, N.A.

	By:	/s/ Alvaro De Velasco
	Name:	Alvaro De Velasco
	Title:	Vice President

ROYAL BANK OF CANADA

	By:	/s/ William Caggiano
	Name:	William Caggiano
	Title:	Authorized Signatory

JEFFERIES FINANCE LLC

	By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

REGIONS BANK

	By:	/s/ Peter Little
	Name:	Peter Little
	Title:	Vice President

RAYMOND JAMES BANK, N.A.

By:
Name:
Title:

[SIGNATURE PAGES CONTINUE]

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ John Dale
Name:	John Dale
Title:	Duly Authorized Signatory

GE CAPITAL BANK (f/k/a GE CAPITAL FINANCIAL INC.)

By:	/s/ Heather-Leigh Glade
Name:	Heather-Leigh Glade
Title:	Duly Authorized Signatory

CADENCE BANK, N.A.

By:	/s/ William H. Crawford
Name:	William H. Crawford
Title:	Executive Vice President

CAPITAL ONE, N.A.

By:
Name:
Title:

BANK OF MONTREAL

By:
Name:
Title:

PINNACLE BANK

By:	/s/ Allison H. Jones
Name:	Allison H. Jones
Title:	Senior Vice President

FIRST TENNESSEE BANK

By:
Name:
Title:

CAPSTAR BANK

By:	/s/ Timothy B. Fouts
Name:	Timothy B. Fouts
Title:	Senior Vice President

[SIGNATURE PAGES CONTINUE]

JEFFERIES GROUP LLC

By:	/s/ John Stacconi
Name:	John Stacconi
Title:	Global Treasurer

JFIN CLO 2007 LTD

BY:	JEFFERIES FINANCE LLC, as Collateral Manager

	By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

JFIN FUND III LLC

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

JFIN CAPITAL 2013 LLC

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director